UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2017

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 28, 2017, the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) elected Aileen B. Blake to serve as Controller of the Corporation, effective May 15, 2017. Ms. Blake will assume the role of Controller from Jane B. Karpinski, who was elected by the Board to serve as General Auditor of the Corporation, also effective May 15, 2017. Each of these officers will serve for the term provided in the Corporation’s By-laws.

Ms. Blake, age 49, will retain her current responsibilities as Executive Vice President, Finance - Planning & Strategy, a position she has held since 2015. Ms. Blake previously served as the Corporation’s Head of Enterprise Productivity from 2011 to 2015 and as Controller from 2004 to 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date:	March 29, 2017	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary